EXHIBIT 10.2

Confidential Treatment requested.

Confidential portions of this document have been

redacted and have been filed separately

with the Commission

FIRST AMENDMENT

TO DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT is made by and between MEDICAL COMPONENTS, INC. (hereinafter referred to as “MEDCOMP”), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, United States of America, having its principal office at 1499 Delp Drive, Harleysville, Pennsylvania, 19438, and ANGIODYNAMICS, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal office at 603 Queensbury Avenue, Queensbury, New York 12804 (hereinafter referred to as “ANGIODYNAMICS”).

WHEREAS, MEDCOMP and ANGIODYNAMICS entered into a Distribution Agreement dated June 22, 2004 (hereinafter referred to as “the Distribution Agreement”), under which ANGIODYNAMICS distributes certain medical devices and products produced by MEDCOMP;

AND WHEREAS, MEDCOMP and ANGIODYNAMICS desire to amend certain aspects of the Distribution Agreement in accordance with this First Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Effective Date. This First Amendment shall be effective as of November 4, 2005.

2.	Exhibits. Exhibits A through F of the Distribution Agreement are hereby replaced with the Exhibits A through H attached hereto.

3.	Amendments.

(a)	Paragraph 1.2 is hereby amended and restated to read as follows:

“Products” as used herein shall mean those products as set forth in Exhibits A, B, C, D, E, F, G, and H (“hereinafter Exhibits A-H”) attached hereto. Exhibits A-H may be modified from time to time, during the effective period of this Agreement, by the mutual written consent of the parties.

(b)	All references to “Exhibits A-E” throughout the Distribution Agreement are amended and restated to read as follows “Exhibits A-H”.

(c)	Paragraph 2.1 is hereby amended and restated to read as follows:

As designed on each of the Exhibits A, B, E, F & G, MEDCOMP hereby grants to ANGIODYNAMICS the sole and exclusive distributorship, together with the right to appoint others, for the Products in Exhibits A, B, E, F & G throughout the Territory. MEDCOMP shall not sell, either directly or indirectly, any of the Products in Exhibits A, B, E, F & G to any other person or entity.

(d)	Paragraph 2.2 is hereby deleted in its entirety and shall be designated as “Reserved”.

(e)	Paragraph 2.3 shall be amended and restated to read as follows:

As designated on Exhibit D & H, MEDCOMP hereby grants to ANGIODYNAMICS a non-exclusive distributorship for the Products listed in Exhibit D & H throughout the Territory, together with the right to appoint others.

4.	Surviving Provisions. Except as expressly provided herein, all other provisions of the Distribution Agreement shall remain in effect and full force. From and after the date of this First Amendment, all references to this Distribution Agreement shall be deemed references to the Distribution Agreement as amended by this First Amendment.

5.	Signatures. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this First Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment by their duly authorized officers or representatives on the dates set forth following their signature.

MEDICAL COMPONENTS, INC.		ANGIODYNAMICS, INC.

By:	/S/ TIMOTHY M. SCHWEIKERT	By:	/S/ HAROLD C. MAPES
	Timothy M. Schweikert		Harold C. Mapes
	President		Vice President of Operations

Date: 11-10, 2005		Date: November 4, 2005

EXHIBIT A

Schon™

Exclusive World Wide Agreement*

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE		ANNUAL MINIMUMS BY YEAR (Units)
				1	2	3	4	5
10800501	Peelaway Sheaths	$	***	***	***	***	***	***
10800502	Peelaway Sheaths-Long	$	***
10800601	Blunt Tunnelers	$	***
10800602	Sharp Tunnelers	$	***
10801801	Schon 12cm	$	***
10801802	Schon 14cm	$	***
10801803	Schon 16cm	$	***
10801804	Schon 18cm	$	***
10801805	Schon 20cm	$	***
10801806	Schon 22cm	$	***
10801807	Schon 24cm	$	***
10801808	Schon 26cm	$	***
10801809	Schon 28cm	$	***
10801810	Schon 45cm	$	***
10801811	Schon 55cm	$	***
10802301	Cutting Insertion Tray	$	***
10802302	Blunt Insertion Tray	$	***
10802401	Venous Adapters	$	***
10802402	Arterial Adapters	$	***

*	AngioDynamics shall purchase the annual minimum number of products units referenced in the chart above for each respective year from the list of products on said chart.

Kit

1 – Appropriate Catheter

1 – 13ga Red Compression Collar

1 – 13ga Blue Compression Collar

1 – 10F Tesio Venous Catheter Extension

1 – 10F Tesio Arterial Catheter Extension

2 – Compression Ring

1 – CSR Wrap

1 – #11 Blade Scalpel

1 – 2-0 Silk Suture w/Curved Needle

1 – .038 x 70cm Marked GW (Schon)

1 – 3M Tegaderm Oval

2 – Modified Tunneler

1 – Oval Tearaway Sheath/Dilator

1 – Angio GW Direction Sheet

1 – Angio Adaptor Direction Sheet

1 – Angio Direction Sheet

1 – Oval Sheath Tearaway Clip

2 – Injection Port

1 – 18ga Introducer Needle***

1 – Red Robert’s Mini Clamp

1 – Blue Robert’s Mini Clamp

Catheter

1 – Appropriate Schon Catheter

1 – 13ga Red Compression Collar

1 – 13ga Blue Compression Collar

1 – 10F Tesio Venous Catheter Extension

1 – 10F Tesio Arterial Catheter Extension

1 – CSR Wrap

1 – Angio Adaptor Direction Sheet

1 – Angio Direction Sheet

2 – Injection Port

1 – Blue Robert’s Mini Clamp

1 – Red Robert’s Mini Clamp

2 – Compression Ring

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT A (cont’d)

Cutting Insertion Tray

1 – 13ga Red Compression Collar

1 – 13ga Blue Compression Collar

1 – 10F Tesio Venous Catheter Extension

1 – 10F Tesio Arterial Catheter Extension

2 – Compression Ring

1 – CSR Wrap

1 – #11 Blade Scalpel

1 – 2-0 Silk Suture w/Curved Needle

1 – .038 x 70cm Marked GW (Schon)

1 – Tegaderm Oval

2 – Modified Tunneler

1 – Oval Tearaway Sheath/Dilator

1 – Angio GW Direction Sheet

1 – Angio Adaptor Direction Sheet

1 – Angio Direction Sheet

1 – Oval Sheath Tearaway Clip

2 – Injection Port

1 – 18ga x 2  3/4” Introducer Needle

1 – Red Robert’s Mini Clamp

1 – Blue Robert’s Mini Clamp

Venous Adapters

1 – 13ga Blue Compression Collar

1 – 10F Tesio Catheter Venous Extension

1 – Compression Ring

1 – Angio Adaptor Direction Sheet

Tearaway Sheath

1 – Oval Tearaway Sheath/Dilator

1 – Oval Sheath Tearaway Clip

Blunt Tunnelers

1 – Blunt Tunneler for Tesio Catheter

Blunt Insertion Tray

1 – 13ga Red Compression Collar

1 – 13ga Blue compression Collar

1 – 10F Tesio Venous Catheter Extension

1 – 10F Tesio Arterial Catheter Extension

2 – Compression Ring

1 – CSR Wrap

1 – #11 Blade Scalpel

1 – 2-0 Silk Suture w/Curved Needle

1 – .038 x 70cm Marked GW (Schon)

1 – Tegaderm Oval

2 – Blunt Tunneler for Tesio Catheter

1 – Oval Tearaway Sheath/Dilator

1 – Angio GW Direction Sheet

1 – Angio Adaptor Direction Sheet

1 – Angio Direction Sheet

1 – Oval Sheath Tearaway Clip

2 – Injection Port

1 – 18ga x 2  3/4” Introducer Needle

1 – Red Robert’s Mini Clamp

1 – Blue Robert’s Mini Clamp

Arterial Adaptors

1 – 13ga Red Compression Collar

1 – 10F Tesio Catheter Arterial Extension

1 – Compression Ring

1 – Angio Adaptor Direction Sheet

Tearaway Sheath – Long

1 – 20cm Oval Tearaway Sheath/Dilator

1 – Oval Sheath Tearaway Clip

Sharp Tunnelers

1 – Modified Tunneler for Tesio Catheter

EXHIBIT B

Schon XL Acute Dialysis Catheters

Exclusive World Wide Agreement*

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE		ANNUAL MINIMUMS BY YEAR (Units)
				1	2	3	4	5
10800701	Schon XL 15cm – Set	$	***	***	***	***	***	***
10800702	Schon XL 20cm – Set	$	***
10800703	Schon XL 24cm – Set	$	***
10800704	Schon XL 12cm – Cath	$	***
10801701	Schon XL 15cm – Cath	$	***
10801702	Schon XL 20cm – Cath	$	***
10801703	Schon XL 24cm – Cath	$	***
10802701	Schon XL 15cm – Tray	$	***
10802702	Schon XL 20cm – Tray	$	***
10802703	Schon XL 24cm – Tray	$	***

*	AngioDynamics shall purchase the annual minimum number of product units referenced in the chart above for each respective year from the list of products on said chart.

Catheter

1 – Appropriate Schon XL Catheter

1 – Hemocath Clip

1 – Angio Direction Sheet

2 – Injection Port

Set

1 – Appropriate Schon XL Catheter

1 – #11 Blade Scalpel

1 – .035 x 70cm J-Flex GW

1 – Tegaderm Oval

1 – Hemo-Cath Clip

1 – 2-0 Curved Monofilament Suture

1 – 12F x 6” Vessel Dilator

1 – 14F x 6” Vessel Dilator

1 – Angio GW Direction Sheet

1 – Angio Direction Sheet

2 – Injection Port

1 – 18ga x 2  3/4” Introducer Needle

Tray

1 – Appropriate Schon XL Catheter

2 – CSR Wrap

4 – 4” x 4” Gauze

2 – 5cc Luer Lock Syringe

1 – 25ga x 5/8” Needle

1 – 22ga x 1  1/2” Vessel Locating Needle

1 – #11 Blade Scalpel

1 – Povidone Iodine Swabsticks

1 – Surgical Gloves

1 – 5cc Ampule Lidocaine

2 – 10cc Luer Lock Syringe

1 – 18ga x 1  1/2” Aspirating Needle

1 – .035 x 70cm J-Flex GW

1 – Fenestrated Drape

1 – Hemostat

1 – Tegaderm Oval

1 – Hemocath Clip

1 – 2-0 curved Monofilament Suture

1 – 15F x 6” Vascu-Sheath

1 – 12F x 6” Vessel Dilator

1 – 14F x 6” Vessel Dilator

1 – Angio GW Direction Sheet

1 – Angio Direction Sheet

2 – Injection Port

1 – 18ga x 2  3/4” Introducer Needle

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT C

[RESERVED]

EXHIBIT D

MoreFlow™ Dialysis Catheters

Non-Exclusive Worldwide Agreement

NO MINIMUMS

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE
10300401	M.F. 24cm – Full Kit – Straight	$	***
10300402	M.F. 28cm – Full Kit – Straight	$	***
10300403	M.F. 32cm – Full Kit – Straight	$	***
10300404	M.F. 36cm – Full Kit – Straight	$	***
10300405	M.F. 40cm – Full Kit – Straight	$	***
10300406	M.F. 24cm – Full Kit – Pre-Curve	$	***
10300407	M.F. 28cm – Full Kit – Pre-Curve	$	***
10300408	M.F. 32cm – Full Kit – Pre-Curve	$	***
10300409	M.F. 36cm – Full Kit – Pre-Curve	$	***
10300410	M.F. 20cm – Full Kit – Pre-Curve	$	***
10300411	M.F. 55cm – Full Kit – Straight	$	***
10300412	M.F. 22cm – Full Kit – Pre-Curve	$	***
10300413	M.F. 22cm – Full Kit – Straight	$	***
10300414	M.F. 20cm – Full Kit – Straight	$	***
10300501	M.F. 24cm – Basic Kit – Straight	$	***
10300502	M.F. 28cm – Basic Kit – Straight	$	***
10300510	M.F. 20cm – Basic Kit – Pre-Curve	$	***
10300511	M.F. 55cm – Basic Kit – Straight	$	***
10300512	M.F. 22cm – Basic Kit – Pre-Curve	$	***
10300513	M.F. 22cm – Basic Kit – Straight	$	***
10300514	M.F. 20cm – Basic Kit – Straight	$	***
10301401	M.F. Tunneler (Blunt Tip) (Class IIa)	$	***
10301402	M.F. Tunneler (Cutting Tip) (Class IIa)	$	***
10301501	M.F. Sheath (Class IIa)	$	***
10301601	M.F. 24cm – Catheter – Straight	$	***
10301602	M.F. 28cm – Catheter – Straight	$	***
10301603	M.F. 32cm – Catheter – Straight	$	***
10301604	M.F. 36cm – Catheter – Straight	$	***
10301605	M.F. 40cm – Catheter – Straight	$	***
10301606	M.F. 24cm – Catheter – Pre-Curve	$	***
10301607	M.F. 28cm – Catheter – Pre-Curve	$	***
10301608	M.F. 32cm – Catheter – Pre-Curve	$	***
10301609	M.F. 36cm – Catheter – Pre-Curve	$	***
10301610	M.F. 20cm – Catheter – Pre-Curve	$	***
10301611	M.F. 20cm – Catheter – Straight	$	***
10301612	M.F. 22cm – Catheter – Pre-Curve	$	***
10301613	M.F. 22cm – Catheter – Straight	$	***
10301614	M.F. 55cm – Catheter – Straight	$	***
10800503	M.F. 32cm – Basic Kit – Straight	$	***
10800504	M.F. 36cm – Basic Kit – Straight	$	***
10800505	M.F. 55cm – Basic Kit – Straight	$	***

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT D (cont’d)

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE
10800506	M.F. 24cm – Basic Kit – Pre-Curve	$	***
10800507	M.F. 28cm – Basic Kit – Pre-Curve	$	***
10800508	M.F. 32cm – Basic Kit – Pre-Curve	$	***
10800509	M.F. 36cm – Basic Kit – Pre-Curve	$	***

ROW Pricing will be granted by MEDCOMP upon proof of sale to non-USA market by AngioDynamics. ROW Pricing shall be USA Price less $***.

Tray

1 – Appropriate MoreFlow Catheter

1 – Raulerson Bulb Syringe

2 – CSR Wrap

4 – 4x4 Gauze Sponge

1 – Povidone Iodine Ointment

2 – 5cc Luer Lock Syringe

1 – 25ga x 5/8” Syringe

1 – 22ga x  1/2” Syringe

1 – #11 Blade Scalpel

1 – Povidone Iodine Swabsticks

1 – Surgical Gloves

1 – 5cc Ampule Lidocaine

2 – 10cc Luer Lock Syringe

1 – 18ga x 1 1/2” Aspirating Needle

MoreFlow Kit

1 – Appropriate More-Flow Catheter

1 – Raulerson Bulb Syringe

1 – #11 Blade Scalpel

1 – .038 x 70cm J-Flex GuideWire

1 – Tegaderm Oval

1 – 15F x 6” Vascu-Sheath

1 – 12F x 6” Vessel Dilator

1 – 14F x 6” Vessel Dilator

1 – Angio GW Direction Sheet

1 – Angio More-Flow IFU

1 – Sheath Dilator

1 – Tunneler w/Tri-Ball Tip

2 – Injection Ports

1 – 18ga x 2 3/4” Introducer Needle

1 – .038 x 70cm J-Flex GuideWire

1 – 2-0 Silk Suture w/Curved Needle

1 – Fenestrated Drape

1 – Hemostat

1 – Tegaderm Oval

1 – 15F x 6” Vascu-Sheath

1 – 12F x 6” Vessel Dilator

1 – 14F x 6” Vessel Dilator

1 – Angio GW Direction Sheet

1 – Angio MoreFlow IFU

1 – Sheath Dilator

1 – Tunneler w/Tri-Ball Tip

2 – Injection Ports

1 – 18ga x 2 3/4” Introducer Needle

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT E

DuraFlow™ Dialysis Catheters

Exclusive Worldwide Agreement

NO MINIMUMS

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE		ANNUAL, NON BINDING ESTIMATES BY YEAR (Units)
				1	2	3	4	5
10300109	36cm Dura Flow Pre-Curve Tray	$	***	***	***	***	***	***
10300111	55cm Dura Flow Straight Tray	$	***
10301101	24cm Dura Flow Straight Tray	$	***
10301102	28cm Dura Flow Straight Tray	$	***
10301103	32cm Dura Flow Straight Tray	$	***
10301104	36cm Dura Flow Straight Tray	$	***
10301105	40cm Dura Flow Straight Tray	$	***
10301106	24cm Dura Flow Pre-Curve Tray	$	***
10301107	28cm Dura Flow Pre-Curve Tray	$	***
10301108	32cm Dura Flow Pre-Curve Tray	$	***
10301110	22cm Dura-Flow Pre-Curve Kit – Full	$	***
10301111	55cm Dura-Flow Straight Kit – Full	$	***
10301112	22cm Dura-Flow Straight Kit – Full	$	***
10301113	20cm Dura-Flow Pre-Curve Kit – Full	$	***
10301114	20cm Dura-Flow Straight Kit – Full	$	***
10301201	24cm Dura Flow Straight Set	$	***
10301202	28cm Dura Flow Straight Set	$	***
10301203	32cm Dura Flow Straight Set	$	***
10301204	36cm Dura Flow Straight Set	$	***
10301205	40cm Dura Flow Straight Set	$	***
10301206	24cm Dura Flow Pre-Curve Set	$	***
10301207	28cm Dura Flow Pre-Curve Set	$	***
10301208	32cm Dura Flow Pre-Curve Set	$	***
10301209	36cm Dura Flow Pre-Curve Set	$	***
10301210	22cm Dura-Flow Pre-Curve Kit – Basic	$	***
10301211	55cm Dura Flow Straight Set	$	***
10301212	22cm Dura-Flow Straight Kit – Basic	$	***
10301213	20cm Dura-Flow Pre-Curve Kit – Basic	$	***
10301214	20cm Dura-Flow Straight Kit – Basic	$	***
10301403	Dura-Flow Tunneler	$	***
10301701	24cm Dura-Flow Straight Catheter	$	***
10301702	28cm Dura-Flow Straight Catheter	$	***
10301703	32cm Dura-Flow Straight Catheter	$	***
10301704	36cm Dura-Flow Straight Catheter	$	***
10301705	40cm Dura-Flow Straight Catheter	$	***
10301706	24cm Dura-Flow Pre-Curve Catheter	$	***
10301707	28cm Dura-Flow Pre-Curve Catheter	$	***
10301708	32cm Dura-Flow Pre-Curve Catheter	$	***
10301709	36cm Dura-Flow Pre-Curve Catheter	$	***

EXHIBIT E (con’t)

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE		ANNUAL, NON BINDING ESTIMATES BY YEAR (Units)
				1	2	3	4	5
10301710	20cm Dura-Flow Pre-Curve Catheter	$	***	***	***	***	***	***
10301711	20cm Dura-Flow Straight Catheter	$	***
10301712	22cm Dura-Flow Pre-Curve Catheter	$	***
10301713	22cm Dura-Flow Straight Catheter	$	***
10301714	55cm Dura-Flow Straight Catheter	$	***

ROW pricing will be granted by MEDCOMP upon proof of sale to non-USA market by AngioDynamics. ROW Pricing shall be USA Price less $***.

Tray

1 – Appropriate Dura Flow catheter

1 – Raulerson Bulb Syringe

2 – CSR Wrap

4 – 4x4 Gauze Sponge

1 – Povidone Iodine Ointment

2 – 5cc Luer Lock Syringe

1 – 25ga x 5/8” Syringe

1 – 22ga  1/2” Syringe

1 – #11 Blade Scalpel

1 – Povidone Iodine Swabsticks

1 – Surgical Gloves

1 – 5cc Ampule Lidocaine

2 – 10cc Luer Lock Syringe

1 – 18ga x 1 1/2” Aspirating Needle

1 – .038 x 70cm J-Flex Guidewire

1 – 2-0 Silk Suture w/Curved Needle

1 – Fenestrated Drap

1 – Hemostat

1 – Tegaderm Oval

1 – 16F x 6” Vascu-Sheath

1 – 12F x 6” Vessel Dilator

1 – 14F x 6” Vessel Dilator

1 – Angio GW Direction Sheet

1 – Angio MoreFlow IFU

1 – Sheath Dilator

1 – Tunneler w/Tri-Ball Tip

2 – Injection Ports

1 – 18ga x 2 3/4” Introducer Needle

More-Flow Kit

1 – Appropriate Dura-Flow Catheter

1 – Raulerson Bulb Syringe

1 – #11 Blade Scalpel

1 – .038 x 70cm J-Flex Guidewire

1 – Tegaderm Oval

1 – 16F x 6” Vascu-Sheath

1 – 12F x 6” Vessel Dilator

1 – 14F x 6” Vessel Dilator

1 – Angio GW Direction Sheet

1 – Angio More-Flow IFU

1 – Sheath Dilator

1 – Tunneler w/Tri-Ball Tip

2 – Injection Ports

1 – 18ga x 2 3/4” Introducer Needle

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT F

HemoCath

Exclusive Worldwide Agreement

NO MINIMUMS

PRODUCT NO.	PRODUCT DESCRIPTION	UNIT PRICE
10300301	HemoCath	$	***

Catheter

1 – Appropriate HemoCath Catheter

1 – Angio IFU

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT G

Schon Cath®

Exclusive Worldwide Agreement

NO MINIMUMS

CATALOG NO.	DESCRIPTION	UNIT PRICE

10800201	14cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800202	16cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800203	18cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800204	20cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800205	22cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800206	24cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800207	12cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800208	45cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800209	55cm Schon Cath w/ HemoLock Anchoring Hub	$	***

10800301	Schon Cath Insertion Tray – Cutting Tip Trocar (w/o catheter) (Class IIa)	$	***

10800302	Schon Cath Insertion Tray – Blunt Tip Trocar (w/o catheter) (Class IIa)	$	***

10801301	14cm Schon Cath w/ Cuff & Hemolock Anchoring Hub	$	***

10801302	16cm Schon Cath w/ Cuff & Hemolock Anchoring Hub	$	***

10801303	18cm Schon Cath w/ Cuff & Hemolock Anchoring Hub	$	***

10801304	20cm Schon Cath w/ Cuff & Hemolock Anchoring Hub	$	***

10801305	22cm Schon Cath w/ Cuff & Hemolock Anchoring Hub	$	***

10801306	24cm Schon Cath w/ Cuff & Hemolock Anchoring Hub	$	***

***	Confidential material redacted and filed separately with the Commission.

EXHIBIT H

Accessories

Non-Exclusive Worldwide Agreement

NO MINIMUMS

CATALOG NO.	DESCRIPTION	UNIT PRICE

10301801	Hemodialysis Catheter Repair Kit	$	***

10800401	Venous Extension Set	$	***

10800402	Arterial Extension Set	$	***

10800501	10cm Oval Tearaway Sheath/Dilator	$	***

10800502	20cm Oval Tearaway Sheath/Dilator	$	***

10800601	Tunneling Trocar (Blunt Tip)	$	***

10800602	Tunneling Trocar (Cutting Tip)	$	***

10800603	20cm Blunt Tip Trocar	$	***
10800604	20cm Cutting Tip Trocar	$	***

***	Confidential material redacted and filed separately with the Commission.